 ©2014 Higher One Holdings, Inc. All Rights Reserved.  Q1’14 Earnings Results  May 8, 2014

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  This presentation contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.  Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature.  Forward-looking statements contained herein include, among others, statements concerning bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties.  There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements.  These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.   For further information regarding the risks associated with Higher One’s business, please refer to Higher One’s filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.   Forward-Looking Statements

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Q1 2014 Highlights  Revenue 16.0% higher due to growth in Payment Transaction and Higher Ed revenueAdjusted EPS of 25 centsNon-refund deposit growth of 18%  Q1 2014 Highlights:

Negotiated Rulemaking, Banking & Regulatory Update

- 2014 ED rulemaking – proposed rules being debated includes cash management of funds
- Casey McGuane participating on rulemaking committee
  - Committee concluded three sessions
  - Scheduled meeting dates:
    - May 19-20
- Bank partner relationships
- Regulatory environment

4

Higher One
A shared course for success

©2014 Higher One Holdings, Inc. All Rights Reserved.

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Sales  Refund Management sales of 90,000 SSE in quarterRetention rate exceeds 98%Strong sales quarter for Payment Processing suite

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Campus Solutions Progress   Signed 5 Campus Solutions clients in 1st QuarterSigned 36 from close of acquisition through end of MarchRefund Management sales from Campus Solutions in 1st Quarter of 62,000 SSETotal Campus Solutions sales from close of acquisition through March of 454,000 SSE

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Product Development  Enhanced the number of international currencies we process through Payment Processing suiteDevelopment of mobile cashiering solutionNew tool in Campus Labs for real-time feedback in classroomCustomer service enhancement

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Revenue   (in $ millions)  *Calculation of organic revenue growth is included in the appendix of this presentation  Y/Y Revenue Change  12%  11%  6%  7%  (1%)  3%  11%  14%  16%  Y/Y Organic Change*  12%  11%  4%  3%  (5%)  (7%)  1%  (1%)  5%  Gross Profit Margin  63.1%  56.0%  57.4%  59.9%  61.1%  55.3%  56.2%  58.3%  58.7%  49.8  40.0  57.1  56.6  57.8  38.9  51.2  57.4  66.6

Total Disbursements

Spring Disbursement Cycle Data All Schools**

Total unique recipients: up 2% → **Launched SSE up 6%**
Unique recipients at 2-years: +2%
Unique recipients at 4-years: +2%

+

Average refund size: down 3% → Average refund size at 2-years: -5%
Average refund size at 4-years: -1%

=

Total dollars disbursed: down 1%

+

% of refund dollars going into OneAccounts: down 6%

=

Total dollars disbursed into OneAccounts: down 6%

**Includes all schools that processed disbursements through OneDisburse for the Spring '13 and Spring '14 semesters*

***Spring Disbursement Cycle includes disbursements processed between the beginning of January and the end of March*

9

©2014 Higher One Holdings, Inc. All Rights Reserved.

Higher One
A shared course for success

Same-School* Spring Metrics

Spring Disbursement Cycle Data (Same-School Basis*)**

Total unique recipients: down 4% → Unique recipients at 2-years: -5%; Unique recipients at 4-years: -4%

+

Average refund size: down 3% → Average refund size at 2-years: -4%; Average refund size at 4-years: -2%

=

Total dollars disbursed: down 7%

+

% of refund dollars going into OneAccounts: down 3%

=

Total dollars disbursed into OneAccounts (on a same-school basis*): down 10%

**Includes all schools that processed disbursements through OneDisburse for the Spring '13 and Spring '14 semesters*

***Spring Disbursement Cycle includes disbursements processed between the beginning of January and the end of March*

Higher One
A shared course for success

10

©2014 Higher One Holdings, Inc. All Rights Reserved.

©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Q1 2013 to Q1 2014 Account Revenue Waterfall  $ in millions  *This chart represents management’s approximation of the relevant factors, and their relative impacts, that management believes have affected Account Revenue.

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Continued Diversification of Revenue Streams  $ in thousands    1Q 2013  1Q 2014  Account Revenue  75.6%  62.6%  Payment Transaction Rev.  11.7%  22.0%  Higher Ed. Revenue  12.4%  15.0%  Other  0.3%  0.4%

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  G&A, Product Development and Marketing Spend  Increase in personnel costs due to acquisition Higher professional fees Increases in depreciation and amortization  Includes technology transition costs related to Campus Solutions  Increased costs related to Campus Solutions acquisition, including acquisition-related amortization and personnel costs  (as a % of rev)  (as a % of rev )  (as a % of rev)

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Adjusted EBITDA  *Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation  (in $ millions)  Y/Y Adj. EBITDA Change   5%  -17%  -8%  -17%  -14%  -41%  -14%  -3%   5%  Adj. EBITDA Margin*  43.5%  25.6%  32.6%  33.0%  37.6%  14.7%  25.1%  28.2%  34.1%

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Adjusted EPS  *Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation  (in $)  Y/Y Adj. EPS Change   5%  -23%  -13%  -18%  -2%  -51%  -12%  -2%  2%  Adj. Net Income Margin*  25.9%  13.6%  18.1%  18.6%  20.9%  5.4%  12.1%  14.4%  18.4%

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Free Cash Flow  *Calculation of Free Cash Flow is included in the appendix of this presentation  (in $ millions)  Y/Y FCF Change   -17%   188%  271%   608%   31%   14%   93%   -35%   -102%  FCF Yield   27.2%  -28.0%  18.4%  26.8%  36.0%  -23.5%  31.8%  15.3%  -0.6%  CapEx as % of Rev   28.5%   13.1%   5.2%   3.6%   3.3%   5.9%   4.4%   4.7%   3.6%

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Cash & Investment Balance/Flows  FCF/Other Movements  Cash and cash equivalents  Investments in available for sale securities  Fully liquid assets total $11.2MNegative $400 thousand in Free Cash FlowNet draw of $5.0M on our Line of Credit in Q1’14$94M outstanding in total  Capital Allocation  FCF

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  *Refund Management Signed School Enrollment (SSE) is recorded as the total student enrollment at all schools that are contracted at quarter-end for our Refund Management product as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).   +8%  Refund Management and OneAccount Growth  SSE in thousands*  6%  OneAccount Growth  Refund Management Growth

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Q & A

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Appendix

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Organic Gross Revenue*  *Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Free Cash Flow

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Adjusted EBITDA

 ©2014 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Adjusted Diluted EPS